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                          AMERICAN CHURCH MORTGAGE COMPANY
                    STOCK OPTION PLAN FOR DIRECTORS AND ADVISOR
                                 SEPTEMBER 30, 1994

     1. PURPOSE. This Stock Option Plan for Directors and the Advisor (the "Plan") is intended to attract and retain the services of experienced and knowledgeable directors and advisors of American Church Mortgage Company, a Minnesota corporation and Real Estate Investment Trust (the "Company") for the benefit of the Company and its shareholders and to provide additional incentive for such directors and the advisor to continue to work for the best interest of the Company and its shareholders.

     2. STOCK SUBJECT TO THE PLAN. There are reserved for issuance upon the exercise of options granted under the Plan 100,000 shares of common stock of the Company (the "Common Stock"). If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject thereto shall again be available for the purpose of issuance upon the exercise of options granted under the Plan.

     3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the option grants or agreements (which shall comply with the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determination in all matters shall be final.

     4. ELIGIBILITY. Each director of the Company shall automatically be granted an option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Paragraph 7) immediately upon being appointed or elected as a director of the Company, whichever first occurs. So long as a director shall remain a director of the Company, on each date of his or her annual reelection (or the anniversary date of the last annual meeting, if a current annual meeting is not held) such Director shall be granted an additional option to purchase 3,000 shares of common stock (subject to adjustment as provided for in Paragraph 7).

     5. OPTION TERMS. Options granted under the Plan shall have the following terms:

          (a) The purchase price of the Common Stock under each option granted under the Plan shall be 100% of the fair market value of the stock at the time such option is granted. Fair market value shall mean the mean of the high and low sale price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation System (NASDAQ) for the date of grant, or if no quotation is available, at the fair market value as established by the Board applying the guidelines established by Treasury Regulations
     Section 20.2031-2.

          (b) No option shall be exercisable until the first anniversary of the date of grant. Thereafter options shall be exercisable in full or in part at the discretion of the optionee. The term of each option shall be five years from the date of grant thereof, or such shorter period as is prescribed in Paragraph 5(c).

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          (c)  In the event that an optionee shall cease to be a director in the Company during the one year period following the date of grant of the option, the option shall forthwith terminate on the date the optionee ceases to serve as a director.

          (d) Upon exercise, the option price is to be paid in full in cash, or at the discretion of the Board, in common stock owned by the optionee having a fair market value on the date of exercise equal to the aggregate option price, or at the discretion of the Board, in a combination of cash and stock. For purposes of this paragraph, the market value of shares tendered to exercise an option shall be the mean of the high and low reported sales prices of the Common Stock as reported by NASDAQ on the exercise date; if the Common Stock is not traded on the exercise date, the fair market value on such date shall be determined under Treasury Regulations Section 20.2031-2.

          (e) Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the right of the Company to terminate the optionee's services as a director at any time.

          (f) In the event that an individual to whom an option has been granted under the Plan dies while such option remains unexercised, the option theretofore granted to the optionholder may be exercised by the personal representative of the optionholder at any time during the term that the option could have been exercised by the optionee.

          (g) Only options which do not qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended, shall be granted under the Plan.

          (h) Each option shall be evidenced by a Stock Option Agreement in the form attached hereto as Exhibit A.

     6. TRANSFERABILITY AND SHARE RIGHTS OF HOLDERS OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and the option may be exercised, during the lifetime of the holder thereof, only by the holder. The holder of an option shall have none of the rights of a shareholder until the shares subject thereto have been registered in the name of the person or persons exercising such option on the transfer books of the Company upon such exercise.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provision of the Plan, the number and class of shares subject to the options and option prices of the options covered thereby shall be proportionally adjusted in the event of changes in the Company's outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, accommodations or exchanges of shares, split ups, split offs, spin offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends and, in the event of any such change in the outstanding Common Stock, the aggregate number and class

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of shares available under the Plan and the number of shares as to which options may be granted shall be appropriately adjusted by the Board.

     8. AMENDMENTS AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on and no awards of options shall be made after, December 31, 2002. The Plan may be terminated, modified or amended by the shareholders of the Company. The Board of Directors of the Company may also terminate the Plan at any time or may modify or amend the Plan in such respects as it shall deem advisable in order to conform to any changes in the law or regulations applicable thereto, or in respects which shall not change: (i) the total number of shares as to which options may be granted, (ii) the class of persons eligible to receive options under the Plan; (iii) the manner of determining option prices; (iv) the period during which the options may be granted or exercised, or (v) the provisions relating to the administration of the Plan by the Board. Termination of the Plan shall not affect rights under options granted prior to termination of the Plan.

     9. WITHHOLDING. Upon the transfer of Common Stock as a result of the exercise of an option, the Company shall have the right to retain or sell without notice, sufficient shares of stock (valued as provided in Paragraph 5(d)) to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to such exercise, remitting any balance to the optionee; provided, however, that the optionee shall have the right to provide the Company with the funds to enable it to pay such tax.

     10. EFFECTIVE DATE AND APPROVAL. The Plan shall become effective on the date the Plan is adopted by the Board of Directors. The Plan shall be submitted to the shareholders for approval as soon as practicable after the effective date of the Plan.

     11. SECTION 16b-3 COMPLIANCE. It is intended that this Plan and all options granted thereunder shall comply with Rule 16b-3 of the Securities and Exchange Commission and the Plan shall be administered and interpreted so as to comply with such rule.

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                                                                    EXHIBIT "A"

                          AMERICAN CHURCH MORTGAGE COMPANY
                  DIRECTOR'S AND ADVISOR'S STOCK OPTION AGREEMENT

     This Option Agreement made this _____ day of _________________________, 19____, by and between AMERICAN CHURCH MORTGAGE COMPANY, a Minnesota corporation, hereinafter called the "Company" and ____________________________________ hereinafter called the "Optionee;"

                                W I T N E S S E T H:

     The Company desires to afford Optionee an opportunity to purchase shares of its $.0l par value Common Stock, hereinafter called the "Shares," pursuant to the Stock Option Plan for Directors and the Advisor dated September 30, 1994 (the "Plan").

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                                         I.

                                  GRANT OF OPTION

     The Company hereby grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of Three Thousand (3,000) Shares (such number being subject to adjustment as provided in Paragraph V hereof) on the terms and conditions herein set forth.

                                        II.

                                   PURCHASE PRICE

     Subject to the provisions of Article V hereof, the purchase price of the Shares shall be $________ per Share, which has been determined to be the fair market value of the Shares at the date of grant of this Option in accordance with the Plan.

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                                        III.

                            TERM AND EXERCISE OF OPTION

     Except as provided below, this Option shall expire at the close of business on the fifth anniversary date of this Stock Option Agreement. The Optionee shall be entitled to exercise this option and acquire Shares covered by this Option at any time after the expiration of twelve (12) months from the date of this Agreement. Thereafter, the Option may be exercised by the Optionee as to the whole or any part of the Shares covered hereby. If Optionee ceases to be a director of the Company prior to the date this option becomes exercisable, the Option and all rights of Optionee hereunder shall immediately terminate.

                                        IV.

                        NONTRANSFERABILITY OF OPTION RIGHTS

     The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                                         V.

                            CHANGES IN CAPITAL STRUCTURE

     If all or any portion of the Stock Option shall be exercised subsequent to any share dividend, recapitalization, merger, consolidation, exchange of shares or reorganization as a result of which shares of any class shall be issued in respect of outstanding Common Stock, of if Common Stock shall

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be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares to which they would have been entitled if Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in Paragraph II hereof) and had not been disposed of. No fractional share shall be issued upon any such exercise and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

                                        VI.

                            METHOD OF EXERCISING OPTION

     Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Company at its principal office and place of business in the State of Minnesota. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by the payment to the Company of the full purchase price of such Shares in cash or by delivery of certificates for shares of Common Stock of the Company owned by optionee having a fair market value as determined under Section 5(d) of the Plan equal to the full purchase price, or in cash and shares so valued equal to the full purchase price of the Shares. The certificate for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person exercising the Option. If the Optionee shall so request in the notice exercising the Option, the certificate shall be registered in the name of the Optionee and another person jointly with right of survivorship, and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such

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person to exercise the Option.  As provided in Section 9 of the Plan, the
Company shall have the right to retain, without notice, sufficient Shares (valued as provided in Section 5(d) of the Plan) to cover the amount of tax required to be withheld or otherwise deducted and paid with respect to such exercise.

                                        VII.

                               RESERVATION OF SHARES

     The Company shall, at all times during the term of this Option, reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of this Stock Option Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of Shares pursuant hereto, and all other fees and expenses necessarily incurred by the Company in connection therewith.

                                       VIII.

                               RIGHTS AS STOCKHOLDER

     The holder of the Option shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to the Optionee upon the due exercise of the Option.

                                        IX.

                            NO REGISTRATION REQUIREMENTS

     The Company shall not be deemed by reason of issuance of any Common Stock under this Option to have any obligation to register such Shares under the Securities Act of 1933, as amended, or any state securities law, or maintain in effect any registration of such Shares. In addition, unless Shares have been so registered, all options granted shall be on the condition that prior to the exercise of the option, Optionee shall represent that the Shares are being acquired for investment purposes

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only and that Optionee can bear the economic risk of the investment for an indefinite period of time since the Shares so acquired cannot be sold unless they are subsequently registered or an exemption from such registration is available. Optionee agrees that a legend may be placed on all certificates for Shares acknowledging the restrictions on subsequent distribution of the Shares.

                                         X.

                                   INTERPRETATION

     This Option is granted pursuant to the Plan and shall be interpreted to be consistent with such Plan, including the right of the Board of Directors to make rules relating to the administration of the Plan, to amend, modify or to terminate the Plan.

                                        XI.

                                   MISCELLANEOUS

     This Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors, assigns and representatives and shall be governed by the internal laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto set his hand, all on the day and year first above written.

ATTEST:                              AMERICAN CHURCH MORTGAGE COMPANY
                                     a Minnesota Corporation


                                     By:
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Secretary                                 President



                                          ------------------------------------
                                          Optionee